ANNUAL REPORT

MARCH 31, 2001

TEMPLETON EMERGING MARKETS
APPRECIATION FUND, INC.


[FRANKLIN TEMPLETON LOGO]

      Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

[PHOTO OF MARK MOBIUS]

MARK MOBIUS
President
Templeton Emerging Markets
Appreciation Fund, Inc.


Mark Mobius has been living in emerging market countries since earning his Ph.D. in Economics and Political Science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Emerging Markets Appreciation Fund seeks capital appreciation. Under normal market conditions, the Fund invests substantially all of its assets in a portfolio of equity securities and debt obligations of issuers in emerging market countries.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report for Templeton Emerging Markets Appreciation Fund covers the period ended March 31, 2001. Sustained economic growth in many emerging market countries during the first half of the 12 months under review decelerated in the second half of the period as reverberations from waning U.S. economic growth and its plummeting equities markets began spreading to many developing countries worldwide. The result was generally slowing consumption, business investment and exports.

By region, the past 12 months provided mixed results amid numerous crucial economic and political developments. In Latin America, most economies continued to release macroeconomic data confirming economic recovery. Brazil's 2000 gross domestic product


All portfolio holdings mentioned in the report are listed by their complete legal titles in the Fund's Statement of Investments (SOI), which is a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 11.


CONTENTS

Shareholder Letter ............................................................1

Performance Summary ...........................................................8

Important Notice to Shareholders ..............................................9

Financial Highlights & Statement of Investments ..............................10

Financial Statements .........................................................19

Notes to Financial Statements ................................................22

Independent Auditors' Report .................................................25

Tax Designation ..............................................................26


FUND CATEGORY

[PYRAMID GRAPHIC]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
3/31/01

[PIE CHART]

Latin America                                                              38.9%

Asia                                                                       28.6%

Europe                                                                     13.7%

Mid-East/Africa                                                            10.8%

Short-Term Investments & Other Net Assets                                   8.0%


(GDP) growth of 4.6% annualized was better than expected and foreign direct investment reached record highs amid strong investor confidence.(1) Mexico's 6.9% 2000 GDP growth rate marked its fastest pace in 20 years, while inflation rose at its slowest pace since 1981.(2) The country's new President, Vicente Fox, announced that he intends to introduce tax reform and other policies designed to allow for and encourage foreign direct investment in the country's telecommunications, electricity and natural gas industries. In contrast, Argentina's economy, as measured by GDP, shrank for the second year in a row in 2000 amid a recession plagued by political and financial instability. Argentina, however, ended the year with a trade surplus while keeping its fiscal deficit relatively close to the International Monetary Fund's (IMF's) US$6.5 billion target. Furthermore, appointment of Domingo Cavallo as Argentina's new Economy Minister was well received by citizens and investors alike.

In Asia, most economies released strong economic figures suggesting sustained improvement throughout the year, but generally began to exhibit moderating, though still healthy, economic growth in first quarter 2001. Thailand's economic growth rate for 2000 remained strong, and trade there continued to prosper as the weak baht boosted exports. In a bid to enhance economic growth and contain inflation, the Thai government and the central bank kept interest rates low. With the Thai Rak Thai Party's electoral majority, parliamentary control seems assured despite party leader Dr. Thaksin Shinawatra's indictment for concealing his assets. Going forward, this could lead to some political and economic stability. Although South Korea's economy slowed considerably


1. Source: Brazil National Statistics Institute/EFE News Service, 3/30/01.
2. Source: Mexico Finance Secretariat press release/EFE News Service, 1/10/01.

in 2000's fourth quarter, GDP growth for 2000 rose at an 8.8% annualized pace.(3) South Korean exports and imports registered double-digit gains in 2000, and foreign direct investment surged as investor confidence improved and its government made some progress on economic reforms. Furthermore, North and South Korea participated in goodwill agreements to cooperate after years of opposition. Hong Kong's 2000 GDP grew faster than the government's 10.0% forecast, although it decelerated markedly throughout the second half of the reporting period when construction, exports and consumer spending dwindled.(4) In addition, the city retained its title as the world's freest economy in the Heritage Foundation's 2001 Index of Economic Freedom. The rest of China's economy also began a new chapter when the U.S. senate approved permanent normal trading relations between China and the U.S., a historic event that stands to create tremendous new business opportunities between the two nations.

In South Africa, healthy GDP growth, a 4.5% rise in manufacturing output and a substantial 2000 trade surplus further supported the country's economic recovery.(5) An ambitious forward budgeting plan for fiscal year 2002 includes strong inflows from privatization efforts.

After Turkey survived a temporary liquidity crisis as a result of banking problems, political uncertainty arose over public sector corruption, shaking financial markets. In an attempt to support the markets, the IMF intervened to provide aid and the government finally abandoned the lira's peg to the U.S. dollar in February 2001. In connection with these problems, however, the international rating agency Fitch IBCA downgraded Turkey's


3. Source: Korea GDP Index.
4. Source: Census & Statistics Department of HKSAR.
5. Source: Central Statistical Service of South Africa.


ASSET ALLOCATION
Based on Total Net Assets
3/31/01

[PIE CHART]

Equity                                                                     58.6%

Fixed Income Securities                                                    33.4%

Short-Term Investments & Other Net Assets                                   8.0%

TOP 10 COUNTRIES*
3/31/01

                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Mexico                                                                  15.42%

Brazil                                                                  14.51%

South Africa                                                             9.64%

Turkey                                                                   6.05%

South Korea                                                              4.91%

Thailand                                                                 3.96%

Hong Kong                                                                3.87%

Russia                                                                   3.37%

Venezuela                                                                3.18%

Poland                                                                   3.12%

*Excludes short-term investments and other net assets.


credit rating. The economy minister introduced a three-point plan to ensure that the country's economic program stayed on course, and overall we do not believe the crisis will have a deep or prolonged impact.

Against this economic and political backdrop, emerging equity markets generally experienced strong volatility and performed poorly during the year, heavily influenced by the U.S. economic and equity market downturns. Investors perceived some shelter in emerging bond markets, which generally provided positive returns as commodity prices, particularly for oil, remained historically high and many issuer governments adhered to sound economic policies. Rising commodity prices improve export revenues in developing nations and, hence, their external debt repayment capacity. Emerging bond markets ended the reporting period on a positive trend, and as the U.S. Federal Reserve Board reduced interest rates during first quarter 2001 bond prices rallied through March 31.

Within this environment, Templeton Emerging Markets Appreciation Fund posted a -3.96% cumulative total return in market-price terms for the year ended March 31, 2001, as shown in the Performance Summary on page 8. Based on change in net asset value, the Fund's cumulative total return for the same period was -18.32%. The Morgan Stanley Capital International (MSCI(R)) Emerging Markets Free Index and J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) returned -35.93% and 2.02% during the same time.(6) The Fund's


6. Source: Standard and Poor's Micropal. The unmanaged MSCI Emerging Markets Free Index measures the total return (dividends are reinvested) of securities located in 25 emerging market countries in regions such as Latin America, Eastern Europe and Asia. Only securities available to foreign (non-local) investors are included, and all securities in the index are capitalization weighted (shares outstanding times price). The unmanaged J.P. Morgan EMBI+ tracks total returns for external debt instruments in 17 emerging market countries and includes reinvested interest. Market return is measured in U.S. dollars. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

comparatively solid performance stemmed largely from our decision to underweight positions in India, Taiwan and Greece, as well as our above-average allocations to Singapore and Hong Kong, both of which performed relatively well during the reporting period. Our careful selection of what we considered superior stocks in South Africa, Mexico and Korea further supported the Fund's performance.

In line with our value-investing strategy, we reduced the Fund's exposure to the telecommunications sector as stock price increases made telecom company valuations too expensive in our view. The Fund's Hong Kong and Brazilian holdings decreased due to our sale of expensive telecommunications issues there. On March 31, 2001, some of the Fund's largest sectors included multi-industry, banking and telecommunications. Price fluctuations and the above changes led to the replacement of five companies in the Fund's top 10 holdings during the period: Citic Pacific (Hong Kong), Korea Electric Power (Korea), Thai Farmers Bank (Thailand), Akbank (Turkey) and Telekomunikasi Indonesia (Indonesia) dropped from the list. Replacing these holdings on the top 10 list were Cemex (Mexico), South African Breweries (South Africa), and several Latin American government bonds.

During the year under review, we added China "H" share companies (Hong Kong-listed shares of Chinese state-owned companies) to expand the Fund's exposure to China's new opportunities. We increased holdings in Korea as short-term selling, in part due to fears over the implementation of reforms, provided us with the opportunity to build positions in value stocks relatively cheaply. We also increased the Fund's exposure to South Africa as we came to believe that South


TOP 10 HOLDINGS
3/31/01

COMPANY OR ISSUER                                                     % OF TOTAL
SECTOR, COUNTRY                                                       NET ASSETS
Government of Brazil,
11.00%, 8/17/40                                                           4.1%
Government Bonds, Brazil

Cemex SA                                                                  2.7%
Construction Materials,
Mexico

Cheung Kong Holdings                                                      2.7%
Real Estate, Hong Kong

United Mexican States,
9.875%, 1/15/07                                                           2.6%
Government Bonds, Mexico

Republic of Philippines,
9.875%, 3/16/10                                                           2.3%
Government Bonds, Philippines

Grupo Banco Banamex Accival
SA de CV                                                                  2.2%
Banks, Mexico

Government of Brazil,
9.375%, 4/7/08                                                            1.9%
Government Bonds, Brazil

South African Breweries                                                   1.9%
Beverages, South Africa

United Mexican Shares,
8.625%, 3/12/08                                                           1.8%
Government Bonds, Mexico

Government of Brazil,
10.125%, 5/15/27                                                          1.8%
Government Bonds, Brazil

African companies were beginning to benefit from recent operations streamlining efforts, which could make them more globally competitive.

Although U.S. market corrections, led by disappointing earnings and signs of slowing growth, impacted most emerging markets' short-term performance, we continue to believe in their long-term growth potential. As a result of uncertainties in Turkey, some investors may perceive heightened risk in all emerging markets, while others will see this as a buying opportunity. We think that Brazilian investors will be most familiar with the profits that devaluation, combined with the right policies to control inflation, can bring. Regarding emerging market bonds, we are being selective in our country allocation because political uncertainty and other risk factors may limit the performance of some countries. We expect to maintain our focus on Latin American and eastern European bonds, in countries with the potential for positive and sustainable economic growth that we believe are making progress on reform and adhering to prudent demand-management policies. In our opinion, the underlying value of such securities could increase if these countries' economic performances and improved creditworthiness continue.

Of course, investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Mexico's equity market has increased 1252.72% in the last 13 years, but has suffered 5 declines of more than 15% during that time.(7) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. In addition, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. The Fund may also invest in "junk bonds," which entail greater credit risks than higher-rated bonds.

We thank you for your participation in Templeton Emerging Markets Appreciation Fund, welcome your comments and suggestions, and look forward to serving your future investment needs.

Sincerely,

/s/ MARK MOBIUS

Mark Mobius
President
Templeton Emerging Markets Appreciation Fund, Inc.


7. Source: Standard and Poor's Micropal. Based on quarterly total return change over 13 years ended March 31, 2001. Return is measured in U.S. dollars and does not include reinvested dividends. The unmanaged MSCI Mexico Free Index measures the total return (dividends are reinvested) of equity securities in Mexico. Only securities available to foreign (non-local) investors are included. The index is capitalization weighted (shares outstanding times price) and consists of 34 companies as of 3/31/01. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of March 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Past expense reductions by the Fund's Business Manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. The Fund may also invest in lower-rated "junk bonds," which entail greater risk than higher-rated bonds. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 3/31/01
Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION

                                                 CHANGE      3/31/01     3/31/00
--------------------------------------------------------------------------------
Net Asset Value                                  -$3.24       $11.24      $14.48
Market Price (NYSE)                              -$0.98        $9.52      $10.50

DISTRIBUTIONS (4/1/00 - 3/31/01)
Dividend Income                                 $0.6125

PERFORMANCE

                                                                       INCEPTION
                                                 1-YEAR      5-YEAR     (5/9/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)

 Based on change in net asset value              -18.32%     +20.04%     +27.03%
 Based on change in market price                  -3.96%      +2.17%      +4.11%



Average Annual Total Return(1)

 Based on change in net asset value              -18.32%      +3.72%      +3.53%
 Based on change in market price                  -3.96%      +0.43%      +0.59%

For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
SHARE REPURCHASE PROGRAM: On May 17, 2000, the Fund's Board of Directors authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.
--------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Highlights

                                                                                YEAR ENDED MARCH 31,
                                                           ---------------------------------------------------------------
                                                             2001          2000          1999         1998          1997
                                                           ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year...................        $14.48        $11.73        $13.35       $15.17        $13.41
                                                           ---------------------------------------------------------------
Income from investment operations:
 Net investment income...............................           .59           .49           .56          .56           .62
 Net realized and unrealized gains (losses)..........         (3.46)         2.81         (1.77)        (.23)         2.27
                                                           ---------------------------------------------------------------
Total from investment operations.....................         (2.87)         3.30         (1.21)         .33          2.89
                                                           ---------------------------------------------------------------
Capital shares repurchases...........................           .24            --            --           --            --
                                                           ---------------------------------------------------------------
Less distributions from:
 Net investment income...............................          (.61)         (.55)         (.41)        (.72)         (.51)
 Net realized gains..................................            --            --            --        (1.24)         (.62)
 Tax return of capital...............................            --            --            --         (.19)           --
                                                           ---------------------------------------------------------------
Total distributions..................................          (.61)         (.55)         (.41)       (2.15)        (1.13)
                                                           ---------------------------------------------------------------
Net asset value, end of year.........................        $11.24        $14.48        $11.73       $13.35        $15.17
                                                           ===============================================================
Total Return
 Based on market value per share.....................       (3.96)%        13.50%      (19.96)%       15.12%          .40%
 Based on net asset value per share..................      (18.32)%        29.27%       (8.34)%        3.31%        22.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)......................       $46,248       $63,505       $51,433      $58,520       $65,075
Ratios to average net assets:
 Expenses............................................         1.90%         1.88%         1.90%        1.88%         1.83%
 Net investment income...............................         4.61%         3.54%         4.97%        3.76%         4.29%
Portfolio turnover rate..............................        79.34%        54.73%        42.68%       74.67%       114.78%

+Based on average weighted shares outstanding effective year ended March 31,
2000.
                       See Notes to Financial Statements.
 10

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2001

                                                                                          SHARES/
                                                                      COUNTRY            WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 54.1%
AEROSPACE & DEFENSE .1%
Elbit Systems Ltd. .........................................           Israel                   300     $     4,069
Embraer-Empresa Brasileira de Aeronautica SA................           Brazil                 6,200          45,320
                                                                                                        -----------
                                                                                                             49,389
                                                                                                        -----------
*AIRLINES
Thai Airways International Public Co. Ltd., fgn. ...........          Thailand                8,400           5,302
                                                                                                        -----------
AUTOMOBILES .7%
*China Motor Co. Ltd........................................           Taiwan                25,000          25,272
*Hero Honda Motors Ltd. ....................................           India                  6,100          18,362
Hyundai Motor Co. Ltd. .....................................        South Korea              21,420         276,802
                                                                                                        -----------
                                                                                                            320,436
                                                                                                        -----------
BANKS 7.0%
*Akbank.....................................................           Turkey            86,558,104         287,842
*Bangkok Bank Public Co. Ltd. ..............................          Thailand                3,500           2,723
*Bangkok Bank Public Co. Ltd., fgn. ........................          Thailand              102,440         105,297
Bank Rozwoju Eksportu SA....................................           Poland                 3,955         112,212
Bank Slaski SA W Katowicach.................................           Poland                 3,620         231,092
*China Development Industrial Bank..........................           Taiwan                 7,000           7,183
Commercial International Bank Ltd. .........................           Egypt                 21,100         182,812
Erste Bank der Oester Sparkassen AG.........................          Austria                 5,481         282,475
Firstrand Ltd. .............................................        South Africa             77,000          71,136
Grupo Financiero Banamex Accival SA de CV...................           Mexico               593,730       1,031,758
*Grupo Financiero Bancomer SA de CV, O......................           Mexico               200,500         134,722
Hansabank Ltd. .............................................          Estonia                14,500         108,772
HSBC Holdings PLC...........................................         Hong Kong                4,462          52,634
Kookmin Bank................................................        South Korea               2,730          27,895
Nedcor Ltd. ................................................        South Africa              2,781          47,287
*Thai Farmers Bank Public Co. Ltd. .........................          Thailand              112,400          53,084
*Thai Farmers Bank Public Co. Ltd., fgn. ...................          Thailand              688,600         355,816
Unibanco Uniao de Bancos Brasileiros SA, GDR................           Brazil                   960          19,584
*Yapi Ve Kredi Bankasi AS...................................           Turkey            49,160,000         137,788
                                                                                                        -----------
                                                                                                          3,252,112
                                                                                                        -----------
BEVERAGES 4.0%
*Al Ahram Beverages Co., GDR................................           Egypt                  6,952          70,041
*Anadolu Efes Biracilik Ve Malt Sanayii AS..................           Turkey               469,000          14,037
BBAG Oesterreichische Brau-Beteiligungs AG..................          Austria                   872          32,838
Fraser and Neave Ltd. ......................................         Singapore               93,300         353,977
Hartwall OYJ, A.............................................          Finland                 2,730          39,820
Quilmes Industrial SA, ADR..................................         Argentina               17,740         165,514
San Miguel Corp., B.........................................        Philippines             290,700         293,488
South African Breweries PLC.................................        South Africa            133,360         874,077
                                                                                                        -----------
                                                                                                          1,843,792
                                                                                                        -----------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (CONT.)

                                                                                          SHARES/
                                                                      COUNTRY            WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
*CHEMICALS .2%
Makhteshim-Agan Industries Ltd. ............................           Israel                34,476     $    68,591
                                                                                                        -----------
*COMMUNICATIONS EQUIPMENT
United Communications Industries, fgn. .....................          Thailand               18,100          14,683
                                                                                                        -----------
COMPUTERS & PERIPHERALS .6%
*Accton Technology Corp. ...................................           Taiwan                88,000         158,088
Advantech Co. Ltd. .........................................           Taiwan                14,000          58,187
Korea Data Systems..........................................        South Korea              14,380          21,068
*Ritek Corp. ...............................................           Taiwan                16,000          39,948
                                                                                                        -----------
                                                                                                            277,291
                                                                                                        -----------
CONSTRUCTION MATERIALS 3.5%
Akcansa Cimento Sanayi Ve Ticaret AS........................           Turkey               622,000           2,866
Cementos Argos SA...........................................          Colombia               26,300          51,762
Cemex SA....................................................           Mexico               293,396       1,260,722
*PT Indocement Tunggal Prakarsa.............................         Indonesia               22,500           2,592
PT Semen Gresik (Persero) TBK...............................         Indonesia              101,740          48,343
*Siam Cement Public Co. Ltd., fgn. .........................          Thailand               20,480         167,499
*Suez Cement Co. ...........................................           Egypt                 11,720         104,583
                                                                                                        -----------
                                                                                                          1,638,367
                                                                                                        -----------
CONTAINERS & PACKAGING .2%
Mayr-Melnhof Karton AG......................................          Austria                 2,162          97,071
                                                                                                        -----------
DIVERSIFIED FINANCIALS 1.8%
*African Bank Investments Ltd. .............................        South Africa             90,100          85,600
Compania Suramericana de Inversiones SA.....................          Colombia               31,706          18,515
Haci Omer Sabanci Holding AS................................           Turkey            22,427,999          86,302
Hutchison Whampoa Ltd. .....................................         Hong Kong               15,600         163,016
Keppel Corp., Ltd. .........................................         Singapore              143,600         246,558
*KOC Holding AS.............................................           Turkey             5,939,000         166,461
Swire Pacific Ltd., A.......................................         Hong Kong               10,000          61,929
                                                                                                        -----------
                                                                                                            828,381
                                                                                                        -----------
DIVERSIFIED TELECOMMUNICATION SERVICES 5.9%
Compania Anonima Nacional Telefonos de Venezuela, ADR.......         Venezuela                8,560         166,492
Hellenic Telecommunications Organization SA.................           Greece                13,220         177,401
*Jasmine International Public Co. Ltd., fgn. ...............          Thailand               14,000           2,551
Korea Telecom Corp., ADR....................................        South Korea                 845          19,621
Mahanagar Telephone Nigam Ltd. .............................           India                 20,200          57,318
Matav RT....................................................          Hungary                42,000         120,243
Pakistan Telecommunications Corp., A........................          Pakistan              454,000         134,145
PT Indosat (Persero) TBK....................................         Indonesia              184,500         141,685
PT Telekomunikasi Indonesia (Persero), B....................         Indonesia            1,615,780         376,123
Rostelecom, ADR.............................................           Russia                28,670         131,882

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (CONT.)

                                                                                          SHARES/
                                                                      COUNTRY            WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONT.)
Telecom Argentina Stet-France Telecom SA, B, ADR............         Argentina               13,078     $   204,017
*Telecomasia Corp. Public Co. Ltd., fgn. ...................          Thailand               87,100          36,780
Telefonos de Mexico SA de CV (Telmex), L, ADR...............           Mexico                16,467         519,369
Telekomunikacja Polska SA...................................           Poland                77,300         414,056
*Total Access Communication Public Co. Ltd. ................          Thailand               60,200         180,600
Videsh Sanchar Nigam Ltd. ..................................           India                  4,800          30,061
                                                                                                        -----------
                                                                                                          2,712,344
                                                                                                        -----------
ELECTRIC UTILITIES 3.5%
Beijing Datang Power Generation Co. Ltd., H.................           China                 14,000           4,488
BSES Ltd. ..................................................           India                  2,669          10,753
Centrais Eletricas Brasileiras SA (Eletrobras)..............           Brazil            17,620,000         337,439
*CEZ AS.....................................................       Czech Republic           286,250         739,577
Electricity Generating Public Co. Ltd., fgn. ...............          Thailand               11,600           9,990
*Hub Power Co. Ltd. ........................................          Pakistan              357,000         119,588
Korea Electric Power Corp. .................................        South Korea              18,438         279,825
Mosenergo, ADR..............................................           Russia                35,790         111,844
Mosenergo, GDR..............................................           Russia                 3,900          12,928
                                                                                                        -----------
                                                                                                          1,626,432
                                                                                                        -----------
ELECTRICAL EQUIPMENT .5%
Bharat Heavy Electricals Ltd. ..............................           India                  3,000           9,137
*Elektrim SA................................................           Poland                32,800         219,014
                                                                                                        -----------
                                                                                                            228,151
                                                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS .6%
Elron Electronic Industries Ltd. ...........................           Israel                 4,159          50,478
Reunert Ltd. ...............................................        South Africa             18,900          32,090
Samsung Electro-Mechanics Co. ..............................        South Korea               1,980          59,281
Samsung SDI Co. Ltd. .......................................        South Korea               3,515         142,607
                                                                                                        -----------
                                                                                                            284,456
                                                                                                        -----------
*FOOD & DRUG RETAILING .1%
Dairy Farm International Holdings Ltd. .....................         Hong Kong              123,750          58,162
                                                                                                        -----------
FOOD PRODUCTS 2.6%
Charoen Pokphand Foods Public Co. Ltd., fgn. ...............          Thailand              107,820          95,851
*Charoen Pokphand Foods Public Co. Ltd., wts., 4/28/02......          Thailand               27,310           1,457
Cheil Jedang Corp. .........................................        South Korea               3,810          98,756
*Golden Agri-Resources Ltd. ................................         Singapore               61,000           3,041
Grupo Bimbo SA de CV, A.....................................           Mexico               249,500         358,944
IOI Corp. Bhd. .............................................          Malaysia               34,000          21,831
*PT Indofoods Sukses Makmur TBK.............................         Indonesia            1,919,500         156,619

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (CONT.)

                                                                                          SHARES/
                                                                      COUNTRY            WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOOD PRODUCTS (CONT.)
Tiger Brands Ltd. ..........................................        South Africa             44,973     $   294,765
Tongaat-Hulett Group Ltd. ..................................        South Africa             34,700         192,776
                                                                                                        -----------
                                                                                                          1,224,040
                                                                                                        -----------
HOTELS RESTAURANTS & LEISURE .6%
Genting Bhd. ...............................................          Malaysia               58,800         142,358
Kersaf Investments Ltd. ....................................        South Africa             12,600          48,764
*Orbis SA...................................................           Poland                 8,100          45,171
Resorts World Bhd. .........................................          Malaysia               19,000          29,250
                                                                                                        -----------
                                                                                                            265,543
                                                                                                        -----------
HOUSEHOLD DURABLES .3%
Arcelik AS, Br. ............................................           Turkey            10,888,000         104,483
*Land and House Public Co. Ltd., fgn. ......................          Thailand               24,356          13,397
                                                                                                        -----------
                                                                                                            117,880
                                                                                                        -----------
*HOUSEHOLD PRODUCTS
Colgate-Palmolive (INDIA) Ltd. .............................           India                  4,300          14,249
                                                                                                        -----------
INDUSTRIAL CONGLOMERATES 2.1%
Barloworld Ltd. ............................................        South Africa             56,840         377,512
Citic Pacific Ltd. .........................................         Hong Kong               17,000          49,152
DESC SA de CV DESC, B.......................................           Mexico                41,500          19,231
Grasim Industries Ltd. .....................................           India                 15,500          82,811
*Grupo Carso SA de CV.......................................           Mexico                50,000         118,273
Remgro Ltd. ................................................        South Africa             45,500         266,977
Sembcorp Industries Ltd. ...................................         Singapore               75,336          68,013
                                                                                                        -----------
                                                                                                            981,969
                                                                                                        -----------
INSURANCE 1.5%
Liberty Group Ltd. .........................................        South Africa             19,128         145,668
Old Mutual PLC..............................................        South Africa            192,760         392,545
Sanlam Ltd. ................................................        South Africa            135,500         153,938
                                                                                                        -----------
                                                                                                            692,151
                                                                                                        -----------
IT CONSULTING & SERVICES .1%
Comparex Holdings Ltd. .....................................        South Africa              7,300           9,114
SSI Ltd. ...................................................           India                  2,650          38,183
                                                                                                        -----------
                                                                                                             47,297
                                                                                                        -----------
MACHINERY 1.0%
*Samsung Heavy Industries Co. Ltd. .........................        South Korea              96,334         432,092
Sembcorp Marine Ltd. .......................................         Singapore               82,000          35,652
                                                                                                        -----------
                                                                                                            467,744
                                                                                                        -----------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (CONT.)

                                                                                          SHARES/
                                                                      COUNTRY            WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MEDIA .2%
BEC World Public Co. Ltd., fgn. ............................          Thailand               16,220     $    86,516
                                                                                                        -----------
METALS & MINING 2.1%
Anglo American PLC..........................................        South Africa             10,048         571,014
*Grupo Mexico SA de CV, B...................................           Mexico                55,000         166,245
Hindalco Industries Inc. ...................................           India                    450           7,446
*Iscor Ltd. ................................................        South Africa             65,921         179,409
*Madeco Manufacturera de Cobre SA, ADR......................           Chile                  2,620          12,314
Palabora Mining Co. Ltd. ...................................        South Africa              3,800          21,111
PT Timah TBK................................................         Indonesia              159,500          22,583
                                                                                                        -----------
                                                                                                            980,122
                                                                                                        -----------
MULTILINE RETAIL .1%
Siam Makro Public Company Ltd., fgn. .......................          Thailand               41,800          58,062
                                                                                                        -----------
OIL & GAS 5.7%
*China Petroleum & Chemical Corp., H........................           China                 84,000          13,247
Hindustan Petroleum Corporation Ltd. .......................           India                  7,872          27,115
Lukoil-Holdings.............................................           Russia                 2,560          23,808
Lukoil Holdings, ADR........................................           Russia                 6,740         251,840
Mol Magyar Olay-Es Gazipari RT..............................          Hungary                 2,900          40,599
OMV AG......................................................          Austria                 3,410         268,285
Perez Companc SA, B.........................................         Argentina              120,604         195,466
PetroChina Co. Ltd., H......................................           China                956,000         171,606
Polski Koncern Naftowy Orlen SA.............................           Poland                93,900         420,293
PTT Exploration & Production Public Co. Ltd., fgn. .........          Thailand               56,200         124,903
Sasol Ltd. .................................................        South Africa             60,500         497,743
SK Corp. ...................................................        South Korea              11,740         108,491
*Slovnaft AS................................................      Slovak Republic             8,000          69,694
*Tupras-Turkiye Petrol Rafineleri AS........................           Turkey            16,188,100         403,741
                                                                                                        -----------
                                                                                                          2,616,831
                                                                                                        -----------
PAPER & FOREST PRODUCTS 1.0%
Kimberly Clark de Mexico SA de CV, A........................           Mexico               133,700         378,077
Sappi Ltd. .................................................        South Africa              9,182          72,218
                                                                                                        -----------
                                                                                                            450,295
                                                                                                        -----------
PHARMACEUTICALS .8%
Egis Rt. ...................................................          Hungary                 1,503          48,259
Gedeon Richter Ltd. ........................................          Hungary                 3,020         157,610
Pliva D D, GDR, Reg S.......................................          Croatia                14,200         154,070
                                                                                                        -----------
                                                                                                            359,939
                                                                                                        -----------
REAL ESTATE 3.3%
Cheung Kong Holdings Ltd. ..................................         Hong Kong              117,000       1,226,368
First Capital Corp. Ltd. ...................................         Singapore               22,200          11,251

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (CONT.)

                                                                                          SHARES/
                                                                      COUNTRY            WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE (CONT.)
Hang Lung Development Co. Ltd. .............................         Hong Kong              203,000     $   176,991
United Industrial Corporation Ltd. .........................         Singapore              282,000         114,018
                                                                                                        -----------
                                                                                                          1,528,628
                                                                                                        -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.9%
*Advanced Semiconductor Engineering Inc. ...................           Taiwan                 2,000           1,803
Samsung Electronics Co. Ltd. ...............................        South Korea               4,826         754,176
*Siliconware Precision Industries Co. Ltd. .................           Taiwan                40,000          33,006
*Taiwan Semiconductor Manufacturing Co. Ltd. ...............           Taiwan                21,000          56,588
*United Microelectronics Corp. .............................           Taiwan                16,000          25,820
                                                                                                        -----------
                                                                                                            871,393
                                                                                                        -----------
*SOFTWARE .1%
Formula Systems Ltd. .......................................           Israel                 1,540          32,325
Fundtech Ltd. ..............................................           Israel                 1,180           7,744
Sapiens International Corp. ................................           Israel                   500             422
                                                                                                        -----------
                                                                                                             40,491
                                                                                                        -----------
SPECIALTY RETAIL .3%
Cycle & Carriage Ltd. ......................................         Singapore               10,256          17,837
*Imperial Holdings Ltd. ....................................        South Africa             13,198         100,508
                                                                                                        -----------
                                                                                                            118,345
                                                                                                        -----------
TOBACCO .2%
Austria Tabak AG............................................          Austria                   470          28,373
Philip Morris CR AS.........................................       Czech Republic                40           5,566
PT Gudang Garam.............................................         Indonesia               49,000          60,912
PT Hanjaya Mandala Sampoerna................................         Indonesia                7,000           7,963
                                                                                                        -----------
                                                                                                            102,814
                                                                                                        -----------
TRADING COMPANIES & DISTRIBUTORS .1%
Samsung Corp. ..............................................        South Korea               8,610          37,002
SK Global...................................................        South Korea               1,970          11,545
                                                                                                        -----------
                                                                                                             48,547
                                                                                                        -----------
WIRELESS TELECOMMUNICATION SERVICES 1.4%
*America Movil SA de CV, ADR, L.............................           Mexico                14,887         218,095
*Orascom Telecom............................................           Egypt                  5,900          39,058
*Orascom Telecom, GDR.......................................           Egypt                  5,400          17,145
*Shin Corporations Public Company Ltd., fgn. ...............          Thailand               45,900         167,299
Smartone Telecommunications Holdings Ltd. ..................         Hong Kong                1,000           1,250
*Turkcell Iletisim Hizmetleri AS............................           Turkey            15,270,000         199,489
Venfin Ltd..................................................        South Africa             10,929          23,263
                                                                                                        -----------
                                                                                                            665,599
                                                                                                        -----------
TOTAL COMMON STOCKS (COST $29,319,258)......................                                             25,043,415
                                                                                                        -----------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (CONT.)

                                                                                          SHARES/
                                                                      COUNTRY            WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 4.5%
Banco Bradesco SA, pfd. ....................................           Brazil           128,154,971     $   690,710
Brasil Telecom SA, pfd. ....................................           Brazil             7,532,017          43,100
Centrais Eletricas Brasileiras SA (Eletrobras), B pfd. .....           Brazil            32,696,000         603,375
Cia Energetica de Minas Gerais, Br., pfd. ..................           Brazil            10,469,000         132,372
Companhia Paranaense de Energia-Copel, B pfd. ..............           Brazil            27,682,000         224,828
Eletropaulo Metropolitana SA, pfd. .........................           Brazil             1,332,000          50,096
*Siam Commercial Bank, 5.25%, fgn., cvt. pfd. ..............          Thailand              663,200         350,061
                                                                                                        -----------
TOTAL PREFERRED STOCKS (COST $2,567,563)....................                                              2,094,542
                                                                                                        -----------
                                                                                         PRINCIPAL
                                                                                          AMOUNT
                                                                                        -----------
BONDS - CORPORATE .5%
+Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02....           Mexico           $   197,398          49,349
PT Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07.......         Indonesia              625,000         126,563
Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01...........         Indonesia              250,000          42,500
                                                                                                        -----------
TOTAL BONDS -- CORPORATE (COST $1,069,707)..................                                                218,412
                                                                                                        -----------
BONDS -- GOVERNMENT & GOVERNMENT AGENCIES 32.9%
Government of Brazil:
  9.375%, 4/07/08...........................................           Brazil               950,000         879,344
  14.50%, 10/15/09..........................................           Brazil               170,000         183,430
  Series L, cvt., FRN, 7.6875%, 4/15/12.....................           Brazil             1,115,000         793,389
  10.125%, 5/15/27..........................................           Brazil             1,075,000         821,837
  11.00%, 8/17/40...........................................           Brazil             2,400,000       1,885,315
Minfin of Russia:
  144A, 10.00%, 6/26/07.....................................           Russia               810,000         634,331
  Reg S, 10.00%, 6/26/07....................................           Russia               500,000         391,563
Republic of Argentina:
  11.75%, 6/15/15...........................................         Argentina              880,000         739,200
  Series L, 6.00%, 3/31/23..................................         Argentina               55,000          36,231
Republic of Bulgaria:
  FRN, 6.313%, 7/28/11......................................          Bulgaria              500,000         378,125
  Series A, FRN, 6.313%, 7/28/24............................          Bulgaria              775,000         582,723
Republic of Colombia, 9.75%, 4/23/09........................          Colombia              300,000         294,737
Republic of Ecuador, 144A, 12.00%, 11/15/12.................          Ecuador               720,000         494,550
Republic of Panama:
  FRN, 7.733%, 5/14/02......................................           Panama               115,388         116,266
  9.375%, 4/01/29...........................................           Panama               250,000         252,000
Republic of Peru, FRN, 4.50%, 3/07/17.......................            Peru                140,000          95,550
Republic of Philippines, 9.875%, 3/16/10....................        Philippines           1,100,000       1,062,875
Republic of Turkey:
  144A, 10.00%, 9/19/07.....................................           Turkey               576,000         483,840
  12.375%, 6/15/09..........................................           Turkey               200,000         165,080
  11.875%, 1/15/30..........................................           Turkey               975,000         748,312

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (CONT.)

                                                                                         PRINCIPAL
                                                                      COUNTRY             AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------
BONDS -- GOVERNMENT & GOVERNMENT AGENCIES (CONT.)
Republic of Venezuela:
  144A, 9.125%, 6/18/07.....................................         Venezuela          $   280,000     $   239,502
  Reg S, 9.125%, 6/18/07....................................         Venezuela              300,000         256,609
  9.25%, 9/15/27............................................         Venezuela            1,185,000         807,281
United Mexican States:
  9.75%, 4/06/05............................................           Mexico               250,000         267,813
  9.875%, 1/15/07...........................................           Mexico             1,120,000       1,203,440
  8.625%, 3/12/08...........................................           Mexico               825,000         834,900
  10.375%, 2/17/09..........................................           Mexico               200,000         220,050
  11.375%, 9/15/16..........................................           Mexico               300,000         348,225
                                                                                                        -----------
TOTAL BONDS -- GOVERNMENT & GOVERNMENT AGENCIES (COST
  $16,042,100)..............................................                                             15,216,518
                                                                                                        -----------
SHORT TERM INVESTMENTS 6.5%
Den Danske Bank, 5.375%, 4/02/01, Time Deposit..............       United States            750,000         750,000
Franklin Institutional Fiduciary Trust Money Market
  Portfolio.................................................       United States          2,236,006       2,236,006
                                                                                                        -----------
TOTAL SHORT TERM INVESTMENTS (COST $2,986,006)..............                                              2,986,006
                                                                                                        -----------
TOTAL INVESTMENTS (COST $51,984,634) 98.5%                                                               45,558,893
OTHER ASSETS, LESS LIABILITIES 1.5%.........................                                                689,409
                                                                                                        -----------
TOTAL NET ASSETS 100.0%.....................................                                            $46,248,302
                                                                                                        ===========

*Non-income producing.
+Represents defaulted bonds.
                       See Notes to Financial Statements.
 18

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001

Assets:
 Investments in securities, at value (cost $51,984,634).....    $45,558,893
 Cash.......................................................         61,723
 Receivables:
  Investment securities sold................................        219,161
  Dividends and interest....................................        585,873
                                                                -----------
      Total assets..........................................     46,425,650
                                                                -----------
Liabilities:
 Payables to affiliates.....................................         61,317
 Accrued expenses...........................................        116,031
                                                                -----------
      Total liabilities.....................................        177,348
                                                                -----------
Net assets, at value........................................    $46,248,302
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $   448,797
 Net unrealized depreciation................................     (6,435,186)
 Accumulated net realized loss..............................     (6,186,577)
 Capital shares.............................................     58,421,268
                                                                -----------
Net assets, at value........................................    $46,248,302
                                                                ===========
Net asset value per share ($46,248,302 / 4,115,310 shares
  outstanding)..............................................         $11.24
                                                                ===========

                       See Notes to Financial Statements.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001

Investment Income:
 (net of foreign taxes of $71,121)
 Dividends..................................................    $    732,398
 Interest...................................................       2,789,815
                                                                ------------
      Total investment income...............................                    $  3,522,213
Expenses:
 Management fees (Note 3)...................................         676,551
 Administrative fees (Note 3)...............................         135,342
 Transfer agent fees........................................          28,736
 Custodian fees.............................................          49,845
 Reports to shareholders....................................          28,704
 Registration and filing fees...............................          18,065
 Professional fees..........................................          68,663
 Directors' fees and expenses...............................           5,955
 Other......................................................          17,119
                                                                ------------
      Total expenses........................................                       1,028,980
                                                                                ------------
            Net investment income...........................                       2,493,233
                                                                                ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments...............................................      (1,612,161)
  Foreign currency transactions.............................         (61,324)
                                                                ------------
      Net realized loss.....................................                      (1,673,485)
 Net unrealized depreciation on:
  Investments...............................................     (12,930,045)
  Translation of assets and liabilities denominated in
    foreign currencies......................................         (15,193)
                                                                ------------
      Net unrealized depreciation...........................                     (12,945,238)
                                                                                ------------
Net realized and unrealized loss............................                     (14,618,723)
                                                                                ------------
Net decrease in net assets resulting from operations........                    $(12,125,490)
                                                                                ============

                       See Notes to Financial Statements.
 20

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2001 AND 2000

                                                                    2001              2000
                                                                ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  2,493,233       $ 2,139,341
  Net realized loss from investments and foreign currency
   transactions.............................................      (1,673,485)       (2,747,491)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................     (12,945,238)       15,105,948
                                                                ------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (12,125,490)       14,497,798

 Distributions to shareholders from net investment income...      (2,556,323)       (2,425,622)

 Capital share transactions (Note 2)........................      (2,574,561)               --
                                                                ------------------------------
    Net increase (decrease) in net assets...................     (17,256,374)       12,072,176

Net assets:
 Beginning of year..........................................      63,504,676        51,432,500
                                                                ------------------------------
 End of year................................................    $ 46,248,302       $63,504,676
                                                                ==============================

Undistributed net investment income included in net assets:
 End of year................................................    $    448,797       $   548,702
                                                                ==============================

                       See Notes to Financial Statements.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Appreciation Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks capital appreciation by investing substantially all of its assets in a portfolio of equity securities and debt obligations of issuers in emerging market countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $100,872.

2. CAPITAL STOCK

On May 17, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.

At March 31, 2001, there were 100,000,000 shares authorized ($0.01 par value). During the year ended March 31, 2001, 269,400 shares were repurchased for $2,574,561. The weighted average discount of market price to net asset value of shares repurchased during the year ended March 31, 2001 was 28%. During the year ended March 31, 2000 there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. Through March 31, 2001, the Fund had repurchased a total of 269,400 shares.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Limited (TAML), Templeton Investment Counsel, LLC (TIC), and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager, sub-advisor, and administrative manager, respectively.

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Franklin Advisors Inc.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. Management fees were reduced on assets invested in the Sweep Money Fund. TAML has entered into a sub-advisory agreement with TIC, whereby TIC manages the debt component of the Fund's portfolio. TAML pays to TIC a fee of 0.30% per year of the Fund's average daily net assets. TAML pays an economic consulting and shareholder servicing fee to UBS Warburg LLC of 0.10% per year of the average daily net assets of the Fund. The Fund pays FT Services an administrative fee of 0.25% per year of the Fund's average daily net assets, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services, subject to a minimum monthly fee of $8,333.

4. INCOME TAXES

At March 31, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $52,372,894 was as follows:

Unrealized appreciation.....................................  $ 2,174,451
Unrealized depreciation.....................................   (8,988,452)
                                                              -----------
Net unrealized depreciation.................................  $(6,814,001)
                                                              ===========

At March 31, 2001, the Fund had tax basis capital losses of $2,742,652 which may be carried over to offset future capital gains. Such losses expire in 2008.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales, losses realized subsequent to October 31 on the sales of securities and foreign currencies and foreign currency transactions.

At March 31, 2001, the Fund has deferred capital and currency losses occurring subsequent to October 31, 2000 of $3,037,445 and $18,220, respectively. For tax purposes, such losses will be reflected in the year ending March 31, 2002.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2001 aggregated $39,234,070 and $43,749,943, respectively.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of Templeton Emerging Markets Appreciation Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Appreciation Fund, Inc. (the "Fund") at March 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to April 1, 1999 were audited by other independent accountants whose report dated April 30, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
April 27, 2001

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Tax Designation
At March 31, 2001, more than 50% of the Templeton Emerging Markets Appreciation Fund Inc.'s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to shareholders in June 2001.

                                                               FOREIGN TAX       FOREIGN SOURCE
                          COUNTRY                             PAID PER SHARE    INCOME PER SHARE
------------------------------------------------------------------------------------------------
Argentina...................................................     $0.0000            $0.0423
Austria.....................................................      0.0005             0.0023
Brazil......................................................      0.0030             0.1368
Bulgaria....................................................      0.0000             0.0148
Colombia....................................................      0.0000             0.0067
Czech Republic..............................................      0.0001             0.0002
Denmark.....................................................      0.0000             0.0092
Ecuador.....................................................      0.0000             0.0374
Egypt.......................................................      0.0000             0.0009
Estonia.....................................................      0.0002             0.0004
Germany.....................................................      0.0000             0.0033
Greece......................................................      0.0000             0.0003
Hong Kong...................................................      0.0000             0.0052
Hungary.....................................................      0.0005             0.0025
India.......................................................      0.0000             0.0019
Indonesia...................................................      0.0015             0.0254
Israel......................................................      0.0008             0.0018
South Korea.................................................      0.0021             0.0167
Luxembourg..................................................      0.0000             0.0006
Malaysia....................................................      0.0000             0.0005
Mexico......................................................      0.0016             0.0798
Pakistan....................................................      0.0006             0.0030
Panama......................................................      0.0000             0.0067
Peru........................................................      0.0000             0.0019
Philippines.................................................      0.0003             0.0201
Poland......................................................      0.0005             0.0022
Russia......................................................      0.0001             0.0257
Singapore...................................................      0.0000             0.0073
South Africa................................................      0.0000             0.0260
Taiwan......................................................      0.0002             0.0003
Thailand....................................................      0.0005             0.0039
Trinidad and Tobago.........................................      0.0000             0.0026

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Tax Designation (continued)

                                                               FOREIGN TAX       FOREIGN SOURCE
                          COUNTRY                             PAID PER SHARE    INCOME PER SHARE
------------------------------------------------------------------------------------------------
Turkey......................................................      0.0000             0.0443
United Kingdom..............................................      0.0001             0.0009
Venezuela...................................................      0.0001             0.0545
                                                              ----------------------------------
TOTAL.......................................................     $0.0127            $0.5884
                                                              ==================================

In January 2002, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2001. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Annual Meeting of Shareholders, August 28, 2000

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on August 28, 2000. The purpose of the meeting was to elect five Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending March 31, 2001; and in their discretion, to authorize the proxyholders to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Martin L. Flanagan, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson and Constantine D. Tseretopoulos.* Shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 2001. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five (5) Directors:

                                                              % OF           % OF                        % OF           % OF
                                                           OUTSTANDING      VOTED                     OUTSTANDING      VOTED
TERM EXPIRING 2003:                            FOR           SHARES         SHARES      WITHHELD        SHARES         SHARES
-----------------------------------------------------------------------------------------------------------------------------
Martin L. Flanagan........................  4,067,876        92.78%         97.03%      124,692          2.84%         2.97%
Andrew H. Hines, Jr. .....................  4,091,704        93.32%         97.59%      100,864          2.30%         2.41%
Edith E. Holiday..........................  4,070,323        92.83%         97.08%      122,245          2.79%         2.92%
Charles B. Johnson........................  4,095,504        93.41%         97.68%       97,064          2.21%         2.32%
Constantine D. Tseretopoulos..............  4,065,017        92.71%         96.96%      127,551          2.91%         3.04%

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending March 31, 2001:

                                                                                % OF           % OF
                                                               SHARES        OUTSTANDING      VOTED
                                                                VOTED          SHARES         SHARES
                                                              --------------------------------------
For.........................................................  4,128,914        94.17%         98.48%
Against.....................................................     30,350         0.69%          0.72%
Abstain.....................................................     33,304         0.76%          0.80%

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                                                                                % OF           % OF
                                                               SHARES        OUTSTANDING      VOTED
                                                                VOTED          SHARES         SHARES
                                                              --------------------------------------
For.........................................................  3,606,095        82.25%         86.01%
Against.....................................................    460,936        10.51%         10.99%
Abstain.....................................................    125,537         2.86%          3.00%

*Rupert H. Johnson, Jr., Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps, Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers and S. Joseph Fortunato are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 28

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Appreciation Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

TRANSFER AGENT

Mellon Investor Services, LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.mellon-investor.com

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Appreciation Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TEA." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividend and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with Investor ServiceDirect(SM). For information go to Mellon Investor Services' web site at https://vault.mellon-investor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Appreciation Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
 30

[FRANKLIN TEMPLETON LOGO]

Templeton Emerging Markets Appreciation Fund, Inc.
100 Fountain Parkway, P.O. Box 33030
St. Petersburg, FL 33733-8030



ANNUAL REPORT

TEMPLETON EMERGING MARKETS
APPRECIATION FUND, INC.

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.mellon-investor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



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